SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 24, 2005



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Louisiana                     0-25538            72-1287456
----------------------------     ---------------      --------------
(State or other jurisdiction     (SEC File No.)       (IRS Employer
of incorporation)                                     Identification
                                                      Number)

211 Willow Street, Franklin, Louisiana                   70538
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                              TECHE HOLDING COMPANY

                Section 1 -- Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         On August 24, 2005, the Board of Directors of Teche Holding Company (the "Registrant") approved a new fee structure for non-employee director compensation. Effective January 2006, directors of the Registrant shall cease receiving a $6,000 annual retainer fee paid in cash and shall instead receive an annual retainer fee of 250 shares of common stock of the Registrant. Shares of the Registrant's common stock to be paid as an annual retainer to the directors shall be paid under the Teche Holding Company 2004 Stock-Based Incentive Plan, as approved by stockholders of the Registrant at the annual meeting held January 25, 2005. Shares paid as an annual retainer will be granted on the date of the 2006 annual meeting of stockholders, and shall vest 100% as of December 1, 2006.


                 Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits:

            Exhibit 10 - Teche Holding Company 2004 Stock-Based Incentive Plan*
            ----------

           * Incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8, filed with the Commission on May 25, 2005, Registration No. 333-125218.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               TECHE HOLDING COMPANY







Date: August 29, 2005          /s/ Patrick O. Little
                               -----------------------------------
                               Patrick O. Little
                               President and Chief Executive Officer